Shareholders' Equity	3 Months Ended
Mar. 31, 2025
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 10: - SHAREHOLDERS’ EQUITY

a.	Company’s shares:

As of March 31, 2025, the Company’s authorized share capital consists of NIS 20,000,000 divided into 200,000,000 Ordinary Shares, par value NIS 0.1 per share. Ordinary Shares confer on their holders the right to receive notice to participate and vote in general meetings of the Company, the right to a share in the excess of assets upon liquidation of the Company, and the right to receive dividends if declared.

b.	Share option plan:

A summary of the Company’s share option activity, pertaining to its option plans for employees and related information is as follows:

	Option Outstanding
	Number of shares upon exercise	Weighted average exercise price

Balance as of December 31, 2024	60,000	$5.94
Forfeited	-	-
Exercised	(40,000)	$5.94

Balance as of March 31, 2025	20,000	$5.94

Exercisable at end of year	20,000	$5.94

The aggregate intrinsic value represents the total intrinsic value (the difference between the Company’s closing share price on the last trading day of the three months ended March 31, 2025 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders if all option holders exercised their options on March 31, 2025. This amount may change based on the fair market value of the Company’s share. The total intrinsic value of options outstanding as of March 31, 2025, was $ 0.

The total intrinsic value of exercisable options as of March 31, 2025 was approximately $ 81. The total intrinsic value of options vested and expected to vest as of March 31, 2025, is $ 0.

The total intrinsic value (the difference between the Company’s closing share price on the exercise date and the exercise price) of options exercised during the three months ended March 31, 2025 was approximately $ 81. The number of options vested during the three months ended December 31, 2025, was 40,000. The weighted-average remaining contractual life of the outstanding options as of March 31, 2025 is 0.44 years. The weighted-average remaining contractual life of exercisable options as of March 31, 2025 is 0.44 years.

The following provides a summary of the restricted share unit activity for the Company for the three months ended March 31, 2025:

	RSUs
	Number of shares upon exercise	Weighted average share price

Outstanding at beginning of year	3,047,441	$2.69
Granted	922,688	$6.61
Vested	(173,398)	$7.74
Forfeited	(92,670)	$6.38

Unvested at end of year	3,704,061	$3.69

As of March 31, 2025, $ 10,054 unrecognized compensation cost related to RSUs is expected to be recognized over a weighted average vesting period of 2.09 years.

Under the terms of the above option plans, options may be granted to employees, officers, directors and various service providers of the Company and its subsidiaries. The options vest over a four-year period, subject to the continued employment of the employee. The options generally expire no later than ten years from the date of the grant. The exercise price of the options at the date of grant under the plans may not be less than the nominal value of the shares into which such options are exercised, any options, which are forfeited or cancelled before expiration, become available for future grants. As of March 31, 2025, 566,962 Ordinary shares are available for future issuance under the option plans.

The Company granted 922,688 and 1,510,000 RSUs in the three months ended March 31, 2025, and 2024, respectively, under the 2016 option plan. RSUs vest over a period of between one year to four years, subject to the continued employment of the employee. RSUs that are cancelled or forfeited become available for future grants.